                  Please file this Supplement with your records

                                   [LOGO HERE]

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

                       Supplement dated September 17, 2003

                                       To

                         Prospectus dated April 29, 2003

     This is a supplement to the prospectus of the fund referenced above and is in addition to any existing supplements of the fund.

     On September 16, 2003, GECIA Holdings, Inc. ("GECIA"), the owner of all of the outstanding common stock of Security Capital Research & Management Incorporated (the "Adviser"), the investment adviser to Security Capital Real Estate Mutual Funds Incorporated (the "Corporation"), entered into a Purchase Agreement (the "Agreement") with Banc One Investment Advisors Corporation ("BOIA"). Pursuant to the Agreement, and subject to the terms and conditions contained therein, GECIA has agreed to sell to BOIA all the shares of common stock of the Adviser.

     The foregoing transaction is proposed to close during the fourth quarter of 2003. There is no assurance that the transaction will be completed. Upon consummation of the transaction, the current investment advisory agreement (the "Advisory Agreement") between the Corporation and the Adviser with respect to Security Capital U.S. Real Estate Shares (the "Fund") will be considered terminated as a matter of law. Accordingly, to assure continuation of advisory services to the Fund, the Board of Directors of the Corporation on September 15, 2003 approved a new investment advisory agreement to become effective upon consummation of the transaction. A special meeting of shareholders of the Fund will soon be called at which shareholders will also be asked to approve the new advisory agreement. The Adviser anticipates that this transaction, if consummated, will not affect the Fund or the services shareholders receive on their accounts.

     GECIA is a wholly-owned subsidiary of GE Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company. BOIA is an indirect wholly-owned subsidiary of Bank One Corporation, a bank holding company.

     For further information please call 1-888-SECURITY (toll free).

                The date of this Supplement is September 17, 2003

                  Please file this Supplement with your records

                                   [LOGO HERE]